Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

Strive, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A Common Stock, $0.001 par value per share	(1)	Other		$		$0.0001531	$0.00
Fees to be Paid	Equity	Preferred Stock, $0.001 par value per share	(2)	Other				0.0001531	0.00
Fees to be Paid	Debt	Debt Securities	(3)	Other				0.0001531	0.00
Fees to be Paid	Equity	Depositary Shares	(4)	Other				0.0001531	0.00
Fees to be Paid	Other	Warrants	(5)	Other				0.0001531	0.00
Fees to be Paid	Other	Units	(6)	Other				0.0001531	0.00
Fees to be Paid	Equity	Class A Common Stock, $0.001 par value per share	(7)	457(o)		$	$450,000,000.00	0.0001531	$68,895.00

Total Offering Amounts:							$450,000,000.00		68,895.00
Total Fees Previously Paid:
Total Fee Offsets:									0.00
Net Fee Due:									$68,895.00

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Offering Note(s)

(1)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.

(2)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.

(3)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.
(4)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.

(5)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities. (b) Pursuant to Rule 416 under the Securities Act of 19(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.

(6)	(a) There are being registered hereunder such indeterminate number of shares of Class A common stock, such indeterminate number of shares of preferred stock, such indeterminate principal amount of debt securities, such indeterminate number of depositary shares, such indeterminate number of warrants to purchase Class A common stock, preferred stock or debt securities and such indeterminate amount of securities that are issued in units. The securities registered also include such indeterminate amount of all securities previously issued hereunder. The securities registered also include such indeterminate number of shares of common stock, preferred stock, number of depositary shares and amount of debt securities as may be issued upon conversion of or exchange for debt securities or units that provide for conversion or exchange, upon exercise of warrants or pursuant to the antidilution provisions of any such securities.

(b) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(c) The proposed maximum per security and aggregate offering prices per class of securities will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and is not specified as to each class of security. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

(d) The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee. In connection with the securities offered hereby, the registrant will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee rate in effect on the date of such fee payment.

(7)	(a) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of shares of Class A common stock and preferred stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions.